UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2018

(Exact Name of Registrant as Specified in Its Charter)

Ohio	001-33653	31-0854434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio		45263
(Address of Principal Executive Offices)		(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD-LOOKING STATEMENTS

This report includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. It is possible that our actual results and financial condition may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see the risk factors in our most recent Annual Report on Form 10-K, as amended from time to time by our Quarterly Reports on Form 10-Q.

Forward-looking statements include statements regarding the estimated effects of the sale of common stock of Worldpay, Inc. on our earnings and capital ratios for the second quarter of 2018. These forward-looking statements consist of preliminary estimates, are based on currently available information and are subject to change, possibly materially, as we complete our second quarter 2018 financial statements.

Item 8.01	Other Events.

On June 27, 2018, Fifth Third completed the sale of 5 million shares of Class A common stock of Worldpay, Inc. (formerly Vantiv, Inc.), a Delaware Corporation (“Worldpay”) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act of 1933. Fifth Third had previously received these Class A shares in exchange for Class B Units of Vantiv Holding, LLC (“Class B Units”).

During the second quarter, Fifth Third expects to recognize a pre-tax gain of approximately $200 million (approximately $154 million after tax) related to the sale. The sale is also expected to add approximately 15 basis points to Fifth Third’s Common Equity Tier 1 ratio. As a result of the sale, Fifth Third beneficially owns approximately 3.3% of Worldpay’s equity through its ownership of approximately 10.3 million Class B Units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

June 27, 2018	By:	/s/ James C. Leonard
James C. Leonard
Executive Vice President and Treasurer